SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 1, 2004

Date of report (Date of earliest event reported)

ALLEGHENY ENERGY, INC.
(Exact name of registrant as specified in charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-267 (Commission File Number)	13-5531602 (IRS Employer Identification No.)

800 Cabin Hill Drive Greensburg, Pennsylvania (Address of principal executive of offices)	15601-1689 (Zip code)

Registrants telephone number including area code:   (724) 837-3000

N/A
(Former Name or former address if changed since last report)

Item 9.	Regulation FD Disclosure

     On July 1, 2004, Allegheny Energy, Inc. issued a press release announcing the appointment of John P. Campbell, formerly the Vice President of Operations for Mirant Corporation, as President of Allegheny Energy Supply Company, LLC. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

     The information contained in Item 9 of this Current Report on Form 8-K (including the press release) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Item 9 of this Current Report on Form 8-K (including the press release) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2004	ALLEGHENY ENERGY, INC. By: /s/ DAVID B. HERTZOG Name: David B. Hertzog Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Allegheny Energy, Inc. on July 1, 2004.